www.iqstel.com Company Presentation investors @iqstel.com Global Connectivity, AI and Digital Corporation (NASDAQ: IQST)

Statements in this presentation may be "forward - looking statements". Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activities or other future events or conditions. Words such as "anticipate," "believe," "estimate," "expect," "intend", "coul d" and similar expressions, as they relate to the company or its management, identify forward - looking statements. These statements are based on current expectations, estimates, and projections about our business made by management. Important factors that could cause ou r actual results and financial condition to differ materially from those indicated in the forward - looking statements include, amon g others, the following: our ability to successfully market our products and services; our continued ability to pay operating costs and ab ility to meet demand for our products and services; the amount and nature of competition from other telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; o ur ability to complete complementary acquisitions and dispositions that benefit our company; our success establishing and maintaining collaborative, strategic alliance agreements with our industry partners; our ability to comply with applicable regulations; o ur ability to secure capital when needed; and the other risks and uncertainties described in our prior filings with the Securities and E xch ange Commission. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficul t to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecast ed in forward - looking statements due to numerous factors. Any forward - looking statements speak only as of the date of this presenta tion, and iQSTEL Inc. undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date of this presentation. Disclaimer 2

Leandro Jose Iglesias Chairman of the Board & CEO Electronic Eng, MBA Used to be International Business Manager in a Verizon Subsidiary in Venezuela. More than 25 years in International Business Alvaro Quintana Cardona Secretary of the Board & CFO Business Admin , Telecom Magister Used to be Interconnection Business Manager in a Telecom Italy Subsidiary in Venezuela. More than 25 years in Corporate Finance 3 More than 17 years managing IQSTEL since it was a private held company , and more than 7 years in the stock market . Combined 50 years experience in Telecommunications

We founded our company to respond to an existing need of large telephone companies: to expand their global reach in a more cost - efficient way. From the very beginning, our foundation was building a global network. Once global connectivity became our reality, we expanded our mission delivering high - tech, high - value services in Fintech, Artificial Intelligence, and Cybersecurity to empower our customers and drive innovation across industries. For ten years, we operated as a privately held company, building strength, resilience, and vision. That journey prepared us to create IQSTEL , a company born from experience, driven by innovation, and committed to shaping a truly global future. Our Vision: Always Global 4

We Founded our Company in 2008, offering carrier voice services to telecom companies. After 10 years as a privately held company we grew from zero to $13M in revenue a nd 150 active interconnections. In June 2018 we jumped into the OTCMarkets as a Pink Company: - In J u ne 2021 our securities were designated to trade on the OTCQB market - In September 2021 we started being traded in the OTCQX market - Also in September 2021 Nasdaq contacted us to offer guidance to get listed on Nasdaq - In May 2025 we uplisted to Nasdaq Capital Market by direct listing. Since year 2018 to the present (7 years as a publicly traded company) we have completed 12 ventures and M&As . Adding Fintech, Propietary AI Services and Cybersecurity, as well as deepening the Telecommunications portfolio and coverage with more than 600 active interconnections and revenues surpasing $340 million/year. All acquired companies have been carefully selected to ensure the enrichment of our product and services portfolio, global coverage, strategic customer relations , and alignment of the management team to build a Global Connectivity, AI, and Digital Corporation. Background: An History of Progress 5

We are an explosive growth publicly - traded corporation on the NASDAQ Capital Market (Ticker: IQST) that combines Telecommunication Services, Fintech, Proprietary AI, and Cybersecurity. We are a Global Class Corporation 6 6 100+ 17 Time Zones Employees Offices around the world

Global Operations California Colorado Texas Mexico Venezuela Colombia Argentina New York New Jersey Washington D.C Virginia Florida United Kingdom Switzerland Italy Spain Germany Austria Serbia Romania Turkey Armenia United Arab Emirates Pakistan India Lebanon We maintain more than 600 network interconnections around the world, delivering international voice, SMS, and connectivity services that form the core of our business. Ecuador Kenya 7 20+ 5+ 20+ Billion SMS per Year Billion Minutes per Year Countries 4 Continents

Our Power We have built a robust commercial platform with over 600 of the largest telecom operators to sell high - tech, high - margin products . Our Reach Serve 2.7 billion users through our customers 8 Our Vision To become a $1 billion revenue company by 2027 — achieving sustainable profitability while delivering innovative, high - impact solutions that empower our customers and shape the future of global connectivity . Our Value: Our business platform is difficult to replicate. The hardest part is getting in – Becoming an approved vendor for the largest telecom operators is a journey that takes years . We are proud to say we are already there .

9 Our Largest Customers - They trust in us , Millions of US$ in Business

Our Value Proposition: Being a Global One Stop Shopping in: - Telecommunications - Fintech - AI Proprietary Services , tailored for real - world telecommunications challenges - Cybersecurity Our value proposition is unique in the international Telecommunications Carrier Services arena. International and Domestic Voice (VoIP) and SMS (A2P) services, DID, eSim /Roaming services, and International Fiber - Optic. Remittances, International Top - Up, MasterCard Debit card, Bank Account in the US (no SS needed). Proprietary white label AI - enhanced telecom services. 10 *partnership

Explosive Growth 11 31% 149% 44% 44% 55% 96% 2019 2020 2021 2024 2018 2022 2023 2025 $144.5M $13.8M $18.0M $44.9M $64.7M $283M $93.2M $340M 20% $400M Revenue Run Rate 80% Telecom > 20% Fintech >

Unique combination of Select Acquisitions and Organic Growth 2018 2019 2020 2022 2023 2024 12 2025 *partnership

Business Value Map of each acquisitions

IQSTEL TELECOM

International and Domestic Voice (VoIP) and SMS (A2P) services, DID, eSim/Roaming services, and International Fiber-Optic.

- Qxtel — Global Voice & SMS
- IoTLabs — SMS
- QGlobal SMS — SMS
- SwissLink — European Market
- Etelix.com — Latin America & Call Center Services
- SmartBiz Telecom — Latin America & US
- Whisl — United States

IQSTEL FINTECH

Remittances, International Top-Up, MasterCard Debit card, Bank Account in the US (no SS needed).

- Global Money One — MasterCard Debit Card + US Bank Account
- GlobeTopper — Global Gift Cards + Remitances

IQSTEL AI DIGITAL

Proprietary AI-enhanced telecom services & Cybersecurity Services

- Reality Border — AI Propietary Services & R&D division
- Cycurion *partnership — Cybersecurity Services

IQSTEL 13

Where we stand • Revenue (Q3 2025): $102.8 million +42% QoQ • Revenue (9 months ended Sept 30): $232.6 million +26% YoY • Adjusted EBITDA (Q3 2025): $683,189 (Telecom: $604,514 | Fintech: $78,675) • Revenue Run Rate: $411.5 million • Adjusted EBITDA Run Rate: $2.73 million • Assets: $46.8 million ( $12.23 per share ) • Stockholders’ Equity: $17.8 million ( $4.66 per share ) • Shares Outstanding: 3,832,470 • IQSTEL on track to achieve its full - year 2025 revenue forecast of $340 million • No dilutive debt, no convertible notes, and no warrants outstanding 14

Where we go • From $ 2 . 73 Million to $ 15 Million Adjusted Ebitda run rate in 2026 • From $ 400 Million to $ 1 Billion Revenue run rate in 2027 • 2 strategic acquisitions adding Africa footprint and Digital Services , in both cases we have NON - Biding MOUs signed , we are in the final negotiation stage . • Our current market cap is less tan $ 20 Million , companies in our arena are trading 10 - 20 X Ebitda, example IDT • We are transitioning from a phase of heavy investment to a phase of ac c elerating profits 15

200 400 600 800 1000 $1B Target 2027 2025 2026 Why we are dif f erent ? - We built this company from scratch, 17 years of a success story. - We have always met all the forecast and projections - We control the company through preferred shares - We got listed on Nasdaq by ourselves, direct listing. We haven ´ t used the Investment Banks - We do all SEC fillings by our own . - We never have filed late in more than 7 years since OTCMarkets. - Successful qualifications of registrations : two Reg As (2019, 2021) and three S1s (2022, 2023 and 2024) - Our company is a mix of Global Reach + Explosive Growth + High - Tech + AI - Undervalued with 4 Million outstanding shares 16

Litchfield Hills Research’s performed a full due diligence of our company , visiting offices, talking with several executives, watching our our business platform works and talking with our Network Operating Center They have been reporting a strong buy signal of $18 per share 17 Telecom Growth Driven By Strategic Acquisitions News & Highlights Download the pdf here.

Leandro Jose Iglesias CEO & Chairman of the Board CEO@iqstel.com Alvaro Quintana Cardona CFO & Secretary of the Board alvaroquintana@iqstel.com Connect with our founders. Scan the QR code to explore investment opportunities www.iqstel.com